Exhibit 99.4

Registered number
06581276

Farncombe Engineering Services Limited

Report and Accounts

31 December 2014

Farncombe Engineering Services Limited

Statement of Directors' Responsibilities

The directors are responsible for preparing the report and accounts in accordance with applicable law and regulations.

Company law requires the directors to prepare accounts for each financial year. Under that law the directors have elected to prepare the accounts in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law) and FRS102 applicable to small entities. Under company law the directors must not approve the accounts unless they are satisfied that they give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing these accounts, the directors are required to:

●	select suitable accounting policies and then apply them consistently;

●	make judgements and estimates that are reasonable and prudent;

●	prepare the accounts on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the company's transactions and disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the accounts comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

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Farncombe Engineering Services Limited

Independent auditors' report

to the members of Farncombe Engineering Services Limited

We have audited the accompanying financial statements of Farncombe Engineering Services Limited, which comprise the Balance Sheet as of 31 December 2014, and the related Profit and Loss Account and cash flow for the year then ended.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United Kingdom; this includes the design, implementation, and maintenance of Internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatements, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatements.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgement, including the assessment of the risk of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's Internal Control. Accordingly, we express no such opinion. An audit also includes evaluationg the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Farncombe Engineering Services Limited at 31 December 2014, and the profits of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in United Kingdom and FRS102 applicable to small entities.

/s/ SVP Associates Limited

SVP Associates Limited

Certified Accountants and Registered Auditors

First Floor, 2 Victoria Road

Harpenden

Hertfordshire AL5 4EA

29 September 2015

2

Farncombe Engineering Services Limited

Statement of Income

for the year ended 31 December 2014

	Notes	2014
		£

Revenue		5,508,351

Cost of sales		(4,662,482)

Gross profit		845,869

Administrative expenses		(911,307)
Bad Debts		(13,898)
Rental Income		14,127

Operating loss	3	(65,209)

Finance Income		21,139
Finance costs	4	(2,141)

Loss on ordinary activities before taxation		(46,211)

Tax on loss on ordinary activities	5	23,306

Loss for the financial year		(22,905)

Retained earnings at 1 January 2014		348,992

Retained earnings at 31 December 2014		326,087

3

Farncombe Engineering Services Limited

Statement of Other Comprehensive Income

for the year ended 31 December 2014

2014
£

Loss for the financial year	(22,905)

Total recognised gains and losses related to the year	(22,905)

4

Farncombe Engineering Services Limited

Statement of Financial Position

as at 31 December 2014

	Notes		2014
			£
Non current assets
Intangible assets	6		54,456
Fixtures , fittings and equipment	7		12,196
			66,652

Current assets
Trade and other receivables	8	1,510,295
Cash and cash equivalents		311,302
		1,821,597

Creditors: amounts falling due within one year	9	(1,554,926)

Net current assets			266,671

Net assets			333,323

Equity
Called up share capital	11		245
Share premium	12		6,991
Profit and loss account	13		326,087

Shareholders' funds			333,323

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Farncombe Engineering Services Limited

Statement of changes in equity

as at 31 December 2014

	Share	Share	Retained
	Capital	Premium	earnings	Total
	£	£	£	£

Balance at 1 January 2014 as previously	243	5,432	348,992	354,667

reported Prior period adjustment	-	-	-	-

Shares issued in the	-	-	-	-

year Loss for the year	-	-	(22,905)	(22,905)

Dividends	-	-	-	-

Other comprehensive income for the	-	-	-	-

year Balance as 31 December 2014	243	5,432	326,087	331,762

6

Farncombe Engineering Services Limited

Statement of Cash Flows

for the year ended 31 December 2014

2014
£
Cash flow from operating activities
Operating (loss)/profit	(65,209)
Reconciliation to cash generated from operations:
Depreciation	39,606
Amortisation of goodwill	93,700
Decrease/(increase) in debtors	228,305
Increase in creditors	25,990
322,392
Investing activities
Interest received	21,139
Issue of shares for cash
Purchase of intangible fixed assets	(12,863)
Proceeds from sale of tangible fixed assets	-
8,276
Financing activities
Interest paid	(2,141)
Tax paid	(46,404)
Dividends paid	-
(48,545)

Net increase/(decrease) in cash	282,123
Cash at bank and in hand less overdrafts at 1 January	29,179
Cash at bank and in hand less overdrafts at 31 December	311,302

Consisting of:
Cash at bank and in hand	311,302

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Farncombe Engineering Services

Limited Notes to the Accounts

for the year ended 31 December 2014

1	Statutory information

Farncombe Engineering Services Limited is a company domicled in England and Wales, registeration number 06581276. The registered office is Grove House, Lutyens Close, Chinham Court, Basingstoke, England RG24 8AG.

2	Compliance with accounting standards

Basis of preparation

The accounts have been prepared in accordance with the provisions of FRS 102 applicable to small entities.

Turnover

Turnover represents the value, net of value added tax and discounts, of goods provided to customers and work carried out in respect of services provided to customers.

Depreciation

Depreciation has been provided at the following rates in order to write off the assets over their estimated useful lives.

Fixtures & fittings	25% reducing balance
Equipment	33% straight line

Deferred taxation

Full provision is made for deferred taxation resulting from timing differences between the recognition of gains and losses in the accounts and their recognition for tax purposes. Deferred taxation is calculated on an un-discounted basis at the tax rates which are expected to apply in the periods when the timing differences will reverse.

Foreign currencies

Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling at the balance sheet date. All differences are taken to the profit and loss account.

Leasing and hire purchase commitments

Assets held under finance leases and hire purchase contracts, which are those where substantially all the risks and rewards of ownership of the asset have passed to the company, are capitalised in the balance sheet and depreciated over their useful lives. The corresponding lease or hire purchase obligation is treated in the balance sheet as a liability.

The interest element of the rental obligations is charged to the profit and loss account over the period of the lease and represents a constant proportion of the balance of capital repayments outstanding.

Rentals paid under operating leases are charged to income on a straight line basis over the lease term.

Pensions

The company operates a defined contribution pension scheme. Contributions are charged to the profit and loss account as they become payable in accordance with the rules of the scheme.

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Farncombe Engineering Services

Limited Notes to the Accounts

for the year ended 31 December 2014

3	Operating profit

2014
£
This is stated after charging:

Depreciation of owned fixed assets	39,606
Amortisation of goodwill	93,700

4	Interest payable

2014
£

Interest payable	2,141

5	Taxation

2014
£

UK corporation tax	(15,378)
Deferred tax	(7,928)
(23,306)

6	Intangible fixed assets
Goodwill:

£

Cost
At 1 January 2014	468,503
At 31 December 2014	468,503

Amortisation
At 1 January 2014	320,347
Provided during the year	93,700
At 31 December 2014	414,047

Net book value
At 31 December 2014	54,456

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Farncombe Engineering Services

Limited Notes to the Accounts

for the year ended 31 December 2014

7	Plant and Equipment

	Fixtures &
	Fittings	Equipment	Total
	£	£	£
Cost
At 1 January 2014	3,890	123,316	127,206
Additions	-	12,863	12,863
At 31 December 2014	3,890	136,179	140,069

Depreciation
At 1 January 2014	973	87,294	88,267
Charge for the year	729	38,877	39,606
At 31 December 2014	1,702	126,171	127,873

Net book value
At 31 December 2014	2,188	10,008	12,196

8	Debtors

2014
£

Trade receivables	938,321

Amount receivable from related parties	485,881
Deferred tax asset (see note 10)	35,245
Other debtors	50,848
1,510,295

9	Creditors: amounts falling due within one year

2014
£

Trade payables	375,810
Amounts due to related parties	820,990
Current tax liability	(15,378)
Other taxes and social security costs	57,176
Directors loans	21,568
Accruals and other payables	294,760
1,554,926

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Farncombe Engineering Services

Limited Notes to the Accounts

for the year ended 31 December 2014

10	Provisions for liabilities
Deferred taxation:

2014
£

Timing differences and other deductions	(35,245)

2014
£

At 1 January	(27,317)
Deferred tax charge/credit in profit and loss account	(7,928)

At 31 December	(35,245)

11	Share capital

	Nominal	2014	2014
	value	Number	£
Allotted, called up and fully paid:
Ordinary shares	£0.01 each	24,306	245

	Nominal	Number	Amount
	value		£
Shares issued during the period:
Ordinary shares	£0.01 each	-	2

12	Share premium

2014
£

At 1 January 2014	5,432
Shares issued	1,559

At 31 December 2014	6,991

13	Profit and loss

2014
£

At 1 January 2014	348,992
Loss for the year	(22,905)

At 31 December 2014	326,087

14	Other financial commitments

2014
£
At the year end the company had annual commitments under non- cancellable operating leases as set out below:

Operating leases which expire: within two to five years	7,900

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Farncombe Engineering Services

Limited Notes to the Accounts

for the year ended 31 December 2014

15	Average number of employees

2014
£

During the year average number of employees was :	30

30

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Farncombe Engineering Services Limited

Detailed profit and loss account

for the year ended 31 December 2014

2014
£

Sales	5,508,351

Cost of sales	(4,662,482)

Gross profit	845,869

Administrative expenses	(911,307)
Other operating income	14,127
Bad Debts	(13,898)
Operating loss	(65,209)

Interest receivable	21,139
Interest payable	(2,141)

Loss before tax	(46,211)

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Farncombe Engineering Services Limited

Detailed profit and loss account

for the year ended 31 December 2014

2014
£
Sales
Sales	5,508,351

Cost of sales
Wages and salaries	1,468,055
Directors' salaries	144,887
Employer's NI	187,237
Pensions	11,454
Consultancy fees	2,545,672
Expenses incurred	207,380
Equipment for re-sale	42,252
Wifi and Pos costs	55,545
4,662,482

Administrative expenses
Employee costs:
Travel and subsistence	75,612
Entertaining	2,719
78,331
Premises costs:
Re-location costs	-
-
General administrative expenses:
Telephone and fax	328
Stationery and printing	721
Foreign currency losses/(gains)	3,697
Bank charges	611
Re-charge from FT	621,902
IT costs	-
Depreciation	39,606
Amortisation of goodwill	93,700
Sundry expenses	14,157
774,722
Legal and professional costs:
Accountancy fees	25,657
Advertising and PR	13,526
Other legal and professional	19,071
58,254

911,307
Other operating income
Rental Income	14,127

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